Supplement Dated September 24, 2007

to the Prospectus of each Fund listed below:

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

BlackRock High Income Fund

BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Large Cap Core Fund

This supplement supercedes the supplement dated September 14, 2007 to the Prospectus of each of BlackRock Bond Fund, Inc. and BlackRock Large Cap Series Funds, Inc.

Effective December 3, 2007, the Prospectus of each Fund listed above is amended as follows:

In the last paragraph of the section entitled “Your Account – Pricing of Shares-Investor A Shares-Initial Sales Charge Option” the discussion of the Reinstatement Privilege is amended to delete the first sentence and replace it with the following sentence:

      If you redeem any class of shares (other than Investor C, C1, C2 and Class R, as applicable) and within 60 days buy new Investor A shares of the SAME Fund, you will not pay a sales charge on the new purchase amount.

Code # BRBOND-LCAP-0907-SUP